Exhibit 10.1

AGREEMENT OF INDEMNITY

This AGREEMENT is made and entered into this 7th day of May , 2013 by:

Name	Tax ID Number	Address
Integrated Electrical Services, Inc.	76-0542208	5433 Westheimer, Suite 500, Houston, TX 77056
IES Residential, Inc.	74-1774028	10203 Mula Circle, Stafford, TX 77477
IES Commercial, Inc.	16-1664197	5433 Westheimer, Suite 500, Houston, TX 77056
IES Properties, Inc.	76-0699590	5433 Westheimer, Suite 500, Houston, TX 77056
IES Tangible Properties, Inc.	26-0656949	5433 Westheimer, Suite 500, Houston, TX 77056
IES Purchasing & Materials, Inc.	26-0655043	5433 Westheimer, Suite 500, Houston, TX 77056
IES Consolidation, LLC	26-0733980	5433 Westheimer, Suite 500, Houston, TX 77056
IES Shared Services, Inc.	26-0655112	5433 Westheimer, Suite 500, Houston, TX 77056
IES Operations Group, Inc.	52-2110684	5433 Westheimer, Suite 500, Houston, TX 77056
ICS Holdings LLC	04-3781605	5433 Westheimer, Suite 500, Houston, TX 77056
Integrated Electrical Finance, Inc.	76-0559059	5433 Westheimer, Suite 500, Houston, TX 77056
Key Electrical Supply, Inc.	76-0285442	5433 Westheimer, Suite 500, Houston, TX 77056
Thomas Popp & Company	31-1112666	5433 Westheimer, Suite 500, Houston, TX 77056
IES Management Roo, LP	52-2114914	5433 Westheimer, Suite 500, Houston, TX 77056
IES Management LP	76-0569183	5433 Westheimer, Suite 500, Houston, TX 77056
IES Commercial & Industrial, LLC	45-2010815	5433 Westheimer, Suite 500, Houston, TX 77056
IES Renewable Energy, LLC	46-1964685	10203 Mula Circle, Stafford, TX 77477
IES Subsidiary Holdings, Inc.	46-2276549	5433 Westheimer, Suite 500, Houston, TX 77056

together with any of their respective partnerships, associations, corporations, successors, assigns, affiliates, any related entities, subsidiaries and/or divisions of the UNDERSIGNED whether now existing or hereafter formed or acquired (hereinafter collectively referred to as “UNDERSIGNED”), in favor of XL Specialty Insurance Company, XL Reinsurance America, Inc., Greenwich Insurance Company, and their affiliated, associated and subsidiary companies, their successors and assigns (hereinafter referred to as SURETY).

RECITALS

WHEREAS, PRINCIPAL, in the performance of contracts and the fulfillment of obligations generally, whether solely in its own name or as co-venturer with others, may desire or be required to give or procure certain BOND(S); and

WHEREAS, UNDERSIGNED, whether or not named as a PRINCIPAL in BOND(S) represent and warrant that UNDERSIGNED have a substantial, material, financial and/or beneficial interest in the performance and fulfillment of obligations secured or to be secured by BOND(S) on behalf of PRINCIPAL; and

WHEREAS, UNDERSIGNED understand that SURETY has executed, provided or procured BOND(S) on behalf of PRINCIPAL or will consider requests for SURETY to execute, provide or procure BOND(S) on behalf of PRINCIPAL upon the express understanding that this AGREEMENT be entered into by UNDERSIGNED; and

NOW THEREFORE, in consideration of SURETY: (1) heretofore having executed, provided or procured BOND(S) on behalf of PRINCIPAL; (2) receiving requests for BOND(S) from UNDERSIGNED and determining whether or not SURETY will execute, provide or procure the BOND(S) requested; or (3) hereafter executing, providing or procuring BOND(S) on behalf of PRINCIPAL; UNDERSIGNED covenant and agree as follows:

I—DEFINITIONS

The following terms, as used in this AGREEMENT, are defined as set forth below:

“BOND”: (1) Contract of suretyship, guaranty or indemnity executed on behalf of PRINCIPAL by SURETY; (2) the continuation, extension, alteration, renewal or substitution of such contract; (3) a letter, consent or AGREEMENT from SURETY to a PERSON wherein SURETY represents to such PERSON(S) that SURETY may or will execute on behalf of PRINCIPAL the BOND(S) required by such PERSON’S invitation for bids or proposals (hereinafter referred to as BID LETTER).

“EVENT OF DEFAULT”: Any one or more of the following: (1) Any material breach of or failure to perform or comply with any of the provisions of this AGREEMENT that remains uncured after 30 days notice thereof to the Undersigned by the Surety; (2) any breach, or default of any obligation secured by BOND(S) whether admitted or contested, declared or undeclared, that remains uncured after the period allowed for cure in the contract, or mandated by the obligee; 3) any failure, or inability of UNDERSIGNED to pay claims, bills or other indebtedness secured by BOND(S) executed by SURETY after 30 days from the date on which such amount was originally due; (4) the appointment of a receiver or trustee or an application for appointment of a receiver or trustee for PRINCIPAL or UNDERSIGNED whether insolvent or not; (5) any proceeding or the exercise of any rights by any PERSON which deprives or impairs PRINCIPAL(S), use of its plant, machinery, equipment, plans, drawings, tools, supplies or materials; or (6) the occurrence of any event of default of any FINANCIAL INDEBTEDNESS including, but not limited to, any one or more of the following: i) any FINANCIAL INDEBTEDNESS not paid when due, nor within any originally applicable grace period; or ii) any FINANCIAL INDEBTEDNESS declared to be or otherwise becomes due and payable prior to its specified maturity as a result of any event of default (however described.

“FINANCIAL INDEBTEDNESS” shall mean any indebtedness of the UNDERSIGNED in an amount equal to or in excess of $500,000.00 for or in respect of: (a) moneys borrowed; (b) any amount raised by acceptance under any acceptance credit facility; (c) any amount raised pursuant to any note purchase facility or the issuance of any bond, note, debenture, loan, stock or any similar instrument; (d) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP and/or IAS, be treated as a finance or capital lease; (e) receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis); (f) any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing; g) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank, surety or financial institution: and (h) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (g) above.

“GOOD FAITH”: Honest motives regardless of whether such motives are the product of bad judgment or negligence.

“INTERCREDITOR AGREEMENT” shall mean that certain Intercreditor Agreement dated on or about the date hereof, by and among each Surety and Wells Fargo Bank, National Association, as the same may be amended, amended and restated and/or otherwise modified from time to time.

“PERSON”: Individual(s), partnership(s), association(s), limited liability company(s), corporation(s), joint- venture(s), public entity(s), political subdivision(s) or any other legal or commercial entity.

“PRINCIPAL”: One or more UNDERSIGNED or any existing or future partnerships, joint ventures (whether silent or disclosed), associations, limited liability companies, corporations or other legal or commercial entities in which UNDERSIGNED have or will have a substantial, material, financial and/or beneficial interest, including subsidiaries, associated and affiliated companies who alone or with other PERSON(S) have secured or may secure the performance and fulfillment of obligations by BOND(S), executed, provided or procured by SURETY.

“UNDERSIGNED”: PERSON(S) who execute this AGREEMENT together with any of their respective heirs, personal representatives, partnerships, associations, corporations, successors, assigns, affiliates, any related entities, subsidiaries and/or divisions of the UNDERSIGNED whether now existing or hereafter formed or acquired.

II—GENERAL

(A)	The aforementioned RECITALS are true and correct.

(B)	This AGREEMENT binds UNDERSIGNED, jointly and severally, to SURETY in connection with each and every obligation of this AGREEMENT, including but not limited to, Section V of this AGREEMENT, and all BOND(S) heretofore or hereafter executed, provided or procured by SURETY on behalf of PRINCIPAL in any penal sum and in favor of any obligee(s).

(C)	This AGREEMENT shall not be construed as an offer by UNDERSIGNED to indemnify SURETY which SURETY must accept prior to its executing, providing or procuring BOND(S) on behalf of PRINCIPAL; but, shall be construed as part of the consideration on which SURETY has relied or will rely in executing, providing or procuring BOND(S) on behalf of PRINCIPAL.

(D)	This AGREEMENT inures to the benefit of any co-surety or reinsurer of SURETY on BOND(S), and in the event the SURETY procures the execution of BOND(S) by other sureties, this AGREEMENT shall inure to the benefit of such other sureties.

(E)	This AGREEMENT shall be liberally construed so as to protect, exonerate, hold harmless and indemnify to the fullest extent SURETY.

III—DECLINE EXECUTION

(A)	UNDERSIGNED are not obligated to request SURETY to execute, provide procure, or renew any BOND(S) required of UNDERSIGNED in the performance and fulfillment of obligations.

(B)	SURETY has the right, in its sole discretion, to decline to execute, provide or procure BOND(S) requested by PRINCIPAL.

(C)	If SURETY executes, provides or procures a bid or proposal BOND or furnishes a BID LETTER on behalf of PRINCIPAL, SURETY has the right, in its sole discretion, to decline to execute the final BOND(S), including, but not limited to, performance, payment, maintenance, or other BOND(S) that may be required in connection with any award that may be made under the bid, proposal or tender for which the bid or proposal BOND or BID LETTER is given.

(D)	While SURETY may from time to time establish a formal or informal line of credit, BOND line or BOND program, the existence of such line or program shall be for the sole convenience of SURETY and shall not abridge, waive or in any way alter SURETY’S absolute right to decline to execute, provide or procure any BOND(S) requested by PRINCIPAL.

(E)	No claim shall be made, nor any cause of action asserted against SURETY by UNDERSIGNED in consequence of SURETY’S failure or refusal to execute any BOND.

IV—PREMIUMS

Until the Undersigned shall serve evidence satisfactory to the Surety of its discharge or release from the Bonds and all liability by reason thereof, UNDERSIGNED shall pay or cause to be paid to SURETY, in such manner and at such time as required by SURETY, all premiums and charges of SURETY in accordance with its rate filings, its manual of rates then in effect or as otherwise charged by SURETY, for executing, providing or procuring BOND(S) for PRINCIPAL; provided that such premiums shall be notified and agreed to by the Undersigned in advance of the provision of any Bond.

V—INDEMNITY

(A)	UNDERSIGNED shall exonerate, hold harmless, indemnify, and keep indemnified SURETY from and against any and all losses, claims, liabilities, damages, demands for payment or performance, expenses and costs of whatever kind or nature including, but not limited to, interest, court costs, document reproduction and storage charges, reasonable investigative expenses and costs, reasonable adjusting, expert and attorney fees imposed upon, made, sustained or incurred by SURETY by reason of: (1) SURETY having executed, provided or procured BOND(S) on behalf of PRINCIPAL; (2) UNDERSIGNED’S failure to perform or comply with any of the provisions of this AGREEMENT; (3) SURETY enforcing any of the covenants or conditions of this AGREEMENT; (4) SURETY conducting any investigation, obtaining or attempting to obtain a release, or recovering or attempting to recover loss or unpaid premium in connection with any BOND(S); and/or (5) SURETY prosecuting or defending any action or claim in connection with any BOND(S) executed provided or procured on behalf of PRINCIPAL, whether SURETY at its sole option elects to employ its own counsel, or permits or requires UNDERSIGNED to make arrangements for SURETY’S legal representation.

(B)	In an EVENT OF DEFAULT, in order to exonerate, hold harmless and indemnify SURETY, UNDERSIGNED shall upon demand of SURETY deposit funds or other collateral with SURETY; such funds shall be, at the SURETY’S option, money or property or liens on or security interests in property. The amount of such money or property or the value of the property to become subject to liens or security interests shall, at the option of the SURETY, equal (1) the actual or contingent liability or obligation of the SURETY for all BOND(S) outstanding as determined as determined by the SURETY in its sole discretion; or the sum of any or all pending claims asserted against SURETY on BOND(S), whether such claims are contested or not or whether or not liability has been established with respect to such claims, plus the amount of costs and expenses which the SURETY, in its sole discretion, reasonably estimates may be incurred as a result of the assertion of such claims, or (2) the reserve established by SURETY as consequence of having issued BOND(S) on behalf of PRINCIPAL whether on account of an actual liability or one which is, or may be, asserted against SURETY and whether or not any payment for such loss has been made. SURETY shall have no obligation to invest or provide a return on the funds deposited. Any amounts deposited shall be held in trust by the SURETY, are to be used by SURETY only for purposes of satisfying the expenses, liabilities, claims or reserves described in clause (1), (2) and (3) above and shall be returned to UNDERSIGNED once no such expenses, liabilities, claims or reserves of the SURETY remain in connection with the BONDS. UNDERSIGNED acknowledge that failure of UNDERSIGNED to deposit funds with SURETY in accordance with this section in the amounts and at the time demanded by SURETY shall cause irreparable harm for which SURETY has no adequate remedy at law. UNDERSIGNED agree that SURETY shall be entitled to injunctive relief for specific performance of UNDERSIGNED’S obligation to deposit funds with SURETY in accordance with this section.

(C)	In an EVENT OF DEFAULT, it is understood and agreed that the UNDERSIGNED will, upon the reasonable request of the SURETY, use its commercially reasonable efforts to promptly procure the full and complete discharge of the SURETY from any BOND or BONDS and all liability by reason thereof. Upon such discharge or release, the Surety shall return to the Undersigned any portion of any premium paid that is unearned as a result of such discharge or release. If UNDERSIGNED are unable to provide such discharge, the UNDERSIGNED shall provide the SURETY with collateral in an amount determined by the Surety, in its sole discretion, equal to the maximum actual or contingent liability of the UNDERSIGNED for BONDS issued and in force at the time of the EVENT OF DEFAULT.

VI—SETTLEMENTS AND PAYMENTS

(A)	SURETY shall have the right in its sole discretion to determine whether any claims, demands, suits or judgments on or against BOND(S) provided, procured or executed by SURETY shall be paid, compromised, defended, prosecuted or appealed irrespective of the fact that UNDERSIGNED may have assumed, or offered to assume, the defense of the SURETY upon such claim, demand, suit or judgment.

(B)	The liability of UNDERSIGNED under this AGREEMENT shall extend to and include all amounts paid by SURETY in GOOD FAITH under the belief that: (1) SURETY is or was liable for the sums and amounts so disbursed, or that it was necessary or expedient to make such disbursements, whether or not such liability, necessity or expediency existed; or (2) such payments were necessary or advisable to protect any of SURETY’S rights or to avoid or lessen SURETY’S liability or alleged liability. Payment to the SURETY by the UNDERSIGNED shall be made by the UNDERSIGNED as soon as such liability exists or is asserted against the SURETY, whether or not the SURETY shall have made any payment therefore.

(C)	The liability of UNDERSIGNED to SURETY shall include interest from the date of SURETY’S payments at the maximum rate permitted in the jurisdiction in which this AGREEMENT is enforced, or is enforceable, but in no event shall such amount exceed LIBOR plus 500 basis points.

(D)	The voucher(s) or other evidence of such payment(s) or an itemized statement of payment(s) sworn to by an officer of SURETY shall be prima facie evidence of the fact and the extent of the liability of UNDERSIGNED to SURETY.

VII—INTERCREDITOR AGREEMENT

Notwithstanding anything in this AGREEMENT to the contrary, SURETY and PRINCIPAL acknowledge and agree that the terms, conditions and agreements set forth in this AGREEMENT shall at all times remain subject to the Intercreditor Agreement, and in the event of a conflict of terms between this AGREEMENT and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control in all respects.

VIII—SUITS

(A)	Separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or the recovery of judgment upon any cause of action shall not prejudice or bar the bringing of other suits upon other causes of action, whether theretofore or thereafter arising.

(B)	Integrated Electrical Services, Inc. is the agent for all UNDERSIGNED for the purpose of service of any process in the jurisdiction in which the UNDERSIGNED being served resies, is domiciled is doing business or is found.

IX—TRUST FUND

(A)

If any of the Bonds are executed in connection with a contract which by its terms or by law prohibits the assignment of the contract, or for which assignment is conditioned on consent of the counterparty and consent is lawfully denied, then PRINCIPAL and UNDERSIGNED agree that at Surety’s request, solely with respect to any such specific contract secured by BOND(S) executed, provided or procured by SURETY on PRINCIPAL’S behalf, all money and property representing the consideration for the performance of the contract, (including, without limitation, the proceeds of claims for adjustments, additional compensation, compensation for the delay, extra work, change orders, insurance claims and all damage claims) whether in the possession of the PRINCIPAL, UNDERSIGNED or others and whether earned, unearned, paid, retained or to be paid shall be held in trust as trust funds for and shall be used solely for; (1) the performance of the contract; (2) the payment of obligation(s) to subcontractor(s), laborer(s), and supplier(s) of material(s) and service(s) incurred or to be incurred in the performance of the contract for which SURETY is or may be liable under BOND(S) and; (3) the satisfaction of UNDERSIGNED’S obligations to SURETY under this AGREEMENT and all other indebtednesses and liabilities of UNDERSIGNED to SURETY.

(B)	With respect only to any contract described in paragraph (A) of this Section IX for which funds have been requested to be held in trust, PRINCIPAL shall, upon demand of SURETY, deliver the consideration for the contract to a bank designated by SURETY for deposit in an account in the name of PRINCIPAL designated as a “Special Account” or “Trust Account” and withdrawals from said “Special Account” or “Trust Account” shall be by check(s) payable to the beneficiaries and for the stated purposes of this trust, signed by a representative of PRINCIPAL and by a representative of SURETY.

(C)	If SURETY discharges any obligation of the PRINCIPAL to any trust beneficiary, SURETY shall be entitled to assert the rights and claim of such beneficiary to the trust fund.

(D)	This trust may be implemented in any other manner provided at law or in equity. This AGREEMENT and declaration constitute notice of such trust.

X—TAKEOVER

In the event of an occurrence of an EVENT OF DEFAULT other than those described in subclause (6) of the definition thereof, SURETY, after five days’ written notice to and an opportunity to cure by UNDERSIGNED, shall have the right and power, but not the obligation, to do one or more of the following to the extent necessary to fulfill Surety’s obligation under any Bond and subject to the terms of the Intercreditor Agreement:

(A)	Take possession of any part or all of the work under contract(s) secured by BOND(S) together with plant, machinery, equipment, job books and records, plans, drawings, tools, supplies or material wherever located and owned, leased or usable by PRINCIPAL;

(B)	Assume all right, title and interest of the PRINCIPAL in and to all subcontracts and purchase orders, let or to be let, in connection with contract(s) secured by BOND(S);

(C)	Assume all right, title and interest of UNDERSIGNED in licenses, patents and copyrights which SURETY deems necessary for completion of the contracts secured by BOND(S);

(D)	At the expense of UNDERSIGNED, complete or arrange for completion or consent to the obligee’s completion of part or all of the work under contract(s) secured by BOND(S);

(E)	Assert, pursue or prosecute, in its discretion, and at the expense of UNDERSIGNED in the name of PRINCIPAL or in the name of SURETY, all claims of PRINCIPAL against obligee(s) on BOND(S) or against any PERSON, subcontractor, supplier, government or governmental agency arising or growing out of contracts or work done thereunder secured by BOND(S) executed, provided or procured by SURETY. The authority and power to prosecute said claim(s) shall include the authority to settle said claim(s) or any part thereof on such terms as the SURETY believes to be in SURETY’S best interest;

(F)	Arrange with the obligee(s) of the BOND(S) for the delivery of the consideration for the performance of the contract(s), including, but not limited to, all money or property due or to become due including accounts receivable, progress payments, deferred payments, retained percentages compensation for extra work and claims and the proceeds thereof directly to SURETY, endorse checks, drafts, warrants or other instruments issued or paid by such obligee(s) and to apply the proceeds for the purpose of the trust provided in paragraph IX (A) or for any other purpose which advances the SURETY’S rights of exoneration, indemnification and subrogation.

XI—ASSIGNMENT

In order to secure UNDERSIGNED’S obligations to SURETY under this AGREEMENT, whether heretofore or hereafter incurred, the UNDERSIGNED hereby assign, transfer and convey to SURETY a security interest in all right, title, interest and estate of UNDERSIGNED, the “Surety Collateral”, in and to the following property, whether tangible or intangible, wherever situated, now owned or hereafter acquired:

“Surety Collateral” means any and all amounts that may be owing from time to time by Surety to any Principal in any capacity, including, but without limitation, any balance or share belonging to any Principal of any deposit or other account with Surety; all of any Principal’s right, title, and interest in and to: all Bonded Contracts and associated contract rights; Accounts arising therefrom; any and all funds due or to become due under the Bonded Contracts; all claims, rights, and choses in action against any Obligee on any Bond issued with respect to Bonded Contracts or against any other Person with respect to any Bond issued with respect to Bonded Contracts; Bonded Contracts Balances; to the extent assignable (provided, that, any such prohibition on assignment would not be rendered ineffective pursuant to Article 9 of the UCC, including, without limitation Section 9-406 and 9-408 of the UCC, or any successor provisions and further, provided, that, any such prohibition on assignment has not otherwise been rendered ineffective, lapsed, or terminated), all rights and actions that any Principal may have or acquire in any subcontract, purchase order, or other agreement solely in connection with any Bonded Contract, and against any subcontract, purchase order, or other agreement solely in connection with any Bonded Contract with any Person furnishing or agreeing to furnish or supply vehicles, labor, supplies, machinery, or other inventory or equipment in connection with or on account of any Bonded Contract, and against any surety or sureties of any such subcontractor, laborer, or other Person in connection with any Bonded Contract; any and all Equipment which is delivered to, prefabricated for or specifically ordered for a Bonded Job Site in connection with an Bonded Contract; any and all Inventory which is delivered to, prefabricated for or specifically ordered for a Bonded Job Site in connection with an Bonded Contract; any and all books, accounts, computer software, and other computer stored information, and any and all drawings, plans, specifications, shop and as built drawings, utilized in or necessary to fully perform all obligations and services required of Principal under the Bonded Contracts (and not to the exclusion of any other parties entitled to such books, accounts, software, computer information, drawings, plans and specifications); all progress schedules, work in process schedules (including, but not limited to, estimates of completion costs), accounts receivable ledgers, accounts payable ledgers, and estimates of completion costs solely relating to any and all Bonded Contracts; and any and all proceeds and products arising with respect to the foregoing. Capitalized terms in this Article XI not otherwise defined in this Agreement shall have the meaning ascribed thereto in the Intercreditor Agreement.

This ASSIGNMENT shall be effective as of the date of this AGREEMENT but shall be enforceable only in the event of the occurrence of an EVENT OF DEFAULT. The UNDERSIGNED hereby authorize the SURETY, at its option, to prosecute or enforce said assigned rights in the name of the SURETY or in that of the UNDERSIGNED and to endorse and to collect in the name of the UNDERSIGNED or payee any checks, drafts, warrants or other instruments made or issued in payment of any such assigned rights. SURETY’S exercise of any of its rights as a secured creditor under this AGREEMENT shall not be a waiver of any of SURETY’S legal or equitable rights or remedies, including the SURETY’S rights of subrogation.

XII—PERFECTION OF SECURITY INTEREST

This AGREEMENT shall constitute a security agreement and financing statement for the benefit of the SURETY in accordance with the provisions of the Uniform Commercial Code or any other statute and may be so used by the SURETY without in any way abrogating, restricting or limiting the rights of the SURETY under this AGREEMENT or as provided by law or in equity. The filing or recording of this

AGREEMENT shall be solely at the option of the SURETY and may be filed by the SURETY at any time, whether or not an EVENT OF DEFAULT has occurred and without in any way subrogating, restricting, or limiting the rights of the SURETY under this AGREEMENT under the law or in equity. The failure to file this AGREEMENT shall not in any way release or excuse any of the obligations of the PRINCIPAL or the UNDERSIGNED under this AGREEMENT. SURETY may add such schedules to this AGREEMENT as it shall deem necessary. A carbon, photostatic, PDF, photographic or other reproduction of this AGREEMENT may be filed as a financing statement.

XIII—POWER OF ATTORNEY

Effective upon the occurrence of, and only during the continuation of, an Event of Default other than those described in subclause (6) of the definition thereof, the UNDERSIGNED hereby irrevocably nominate, appoint, and designate the SURETY or any person or persons designated by the SURETY as their attorney-in-fact with the right, power and authority to exercise all of the rights assigned, transferred, assumed or conveyed to the SURETY by this AGREEMENT, and in the name of UNDERSIGNED to execute and deliver any and all additional or other assignments, instruments or documents deemed necessary or desirable by the SURETY to vest in the SURETY absolute title to any and all monies, property and rights hereby assigned, and to provide the protection and rights to the SURETY contemplated by the provisions of this AGREEMENT, including, but not limited to, the right, power and authority to sign the name of the UNDERSIGNED to any voucher, release, satisfaction, check, draft, Uniform Commercial Code filing or bill of sale of property.

XIV—CHANGES

(A)	SURETY at its sole option, is authorized and empowered, with notice to the UNDERSIGNED to agree or refuse to agree to any change whatsoever in any BOND, or any contract or obligation secured by any BOND, including, but not limited to, any change in the time of completion of any contract and to payments or advances thereunder before the same may be due, and to consent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions or renewals of any BOND and execute any substitute or substitutes therefor, with the same or different conditions, provisions and obligees and with the same or larger or smaller BOND penalties. It is expressly understood and agreed that the UNDERSIGNED remain bound under the terms of this AGREEMENT even though any such consent by the SURETY may substantially increase the liability of UNDERSIGNED.

(B)	UNDERSIGNED represent and warrant to SURETY that they are currently informed and shall remain informed and appraised of the PRINCIPAL’S business activities, ventures and financial affairs, including but not limited to the type, size (single job and aggregate program), location and status of projects and contracts performed by PRINCIPAL and secured by BOND(S) executed, provided or procured by SURETY. SURETY has no obligation to inform UNDERSIGNED of any change in any aspect of the PRINCIPAL’S business activities or financial affairs or in the type, size or location of projects or contracts secured by BOND(S) executed, provided or procured by SURETY.

(C)	UNDERSIGNED waive notice of the execution, continuation, or renewal of any BOND and of any fact, act or information concerning or affecting the rights or liabilities of SURETY or UNDERSIGNED including, but not limited to, all notice of any default, or any other act or acts giving rise to any claim or loss under the BONDS, as well as notice of any liability of the SURETY under said BONDS, and any all liability on the part of the UNDERSIGNED, to the end and effect that the UNDERSIGNED shall be and continue to be liable under this AGREEMENT, notwithstanding any lack of notice of any kind to which they otherwise might have been entitled and notwithstanding any defenses which they might otherwise have been entitled to assert with respect to any claims under the BOND(S); provided, however, that SURETY shall use commercially reasonable efforts to notify UNDERSIGNED of any act by SURETY that would materially affect the rights or liabilities of UNDERSIGNED hereunder or under the BONDS.

XV—ADVANCES

SURETY, at its sole option, may guarantee loans or to advance or lend to, or for the account of, the PRINCIPAL any money which the SURETY in its sole discretion may deem advisable to so extend or loan for the purpose of contracts referred to in or guaranteed by BOND(S), reserving to itself, however, the absolute right to prepay, cancel or disapprove advances under any such guarantee or to cease or withdraw advancing or lending money to the PRINCIPAL or for the account of the PRINCIPAL with or without cause and with or without notice to the PRINCIPAL or UNDERSIGNED. All money extended by the SURETY, or loaned or advanced to, or for the account of, the PRINCIPAL or guaranteed by the SURETY and all related costs and expenses incurred by the SURETY, shall (until repaid by Undersigned) be loss to the SURETY for which the UNDERSIGNED shall be responsible. It is agreed and understood that money or credit advanced to the PRINCIPAL may at the discretion of SURETY be used to satisfy obligations secured by BOND(S) or may be used to satisfy other debts not covered by BOND(S) but necessary in the judgment of SURETY to advance the work to be performed under the contracts related to such BOND(S). UNDERSIGNED understand and acknowledge that SURETY is under no obligation to loan money or extend credit to or for the account of the PRINCIPAL.

XVI—RIGHT TO INFORMATION AND RECORDS

(A)	At any time during business hours and until such time as the liability of SURETY under BOND(S) is terminated and SURETY is fully reimbursed for all of its losses, costs and expenses as a result of having executed, provided or procured BOND(S) on behalf of PRINCIPAL, SURETY shall have access to the books, records, software, data bases, computer stored information, contract documents, drawings, and accounts of UNDERSIGNED, wherever located, for the purpose of inspection, copying and reproduction other than to the extent that access to such information (in Undersigned’s reasonable opinion) would jeopardize any attorney-client privilege available to Undersigned or would cause Undersigned to violate any confidentiality or other agreement or law or regulation.

(B)	UNDERSIGNED authorize SURETY or its designee to investigate the financial condition of UNDERSIGNED, the status of work under contracts being performed by UNDERSIGNED, the condition of the performance of such contracts, the status of payment of accounts of UNDERSIGNED and all other matters deemed reasonable and appropriate by SURETY for the purpose of determining whether or not to execute BOND(S) on PRINCIPAL’S behalf or in investigating claims made against BOND(S) or in investigating SURETY’S exposure to loss generally. When requested by SURETY in writing to Undersigned, banks, depositories, accountants, attorneys, credit reporting agencies, obligees on BOND(S), architects, materialmen, subcontractors, supply houses, prior and subsequent sureties, joint venturer(s), and other PERSON(S) are hereby authorized and directed by UNDERSIGNED to furnish SURETY any information requested with respect to UNDERSIGNED; provided that any such request may be declined in the event that compliance with it (in Undersigned’s reasonable opinion) would jeopardize any attorney-client privilege available to Undersigned or would cause Undersigned to violate any confidentiality or other agreement or law or regulation. SURETY and every such person from whom such information is requested hereby are and shall be released and discharged of any and all claim, liability and responsibility which they or any of them might otherwise incur or be subject to for or by reason of any such receipt or disclosure of any information respecting UNDERSIGNED which is obtained or utilized pursuant hereto and in accordance with this paragraph.

XVII—SUBORDINATION

UNDERSIGNED hereby waive and subordinate all rights of indemnity, subrogation and contribution each against the other until all obligations to the SURETY under this AGREEMENT, at law or in equity, have been satisfied in full.

XVIII—NATURE OF RIGHTS

(A)	SURETY’S rights hereunder shall be deemed to be cumulative with and in addition to all other rights of SURETY, however derived, and the exercise of or failure to exercise any particular right or remedy at any time shall not be considered to be an election of remedy or a waiver of any other right or remedy. The rights, powers and remedies afforded the SURETY by the terms of this AGREEMENT are in addition to, and not in lieu of, and all other rights, powers, and remedies which the SURETY may have or acquire against the UNDERSIGNED or others whether by the terms of any other agreement, in equity or by operation of law.

(B)	The UNDERSIGNED shall continue to be bound under the terms of this AGREEMENT even though the SURETY may from time to time heretofore or hereafter, with or without notice to or knowledge of UNDERSIGNED, accept or release other agreements of indemnity, collateral or other security in connection with the execution or procurement of BOND(S), from UNDERSIGNED or others, it being expressly understood and agreed by UNDERSIGNED that any and all other rights which the SURETY may have or acquire against the UNDERSIGNED and/or other PERSONS under any other or additional agreements of indemnity, collateral or other security shall be in addition to, and not in lieu of the rights afforded the SURETY under this AGREEMENT.

(C)	SURETY is not required to exercise or exhaust its remedies or rights against PRINCIPAL or to await receipt of any dividends from legal representatives of PRINCIPAL before asserting its rights hereunder against UNDERSIGNED.

(D)	UNDERSIGNED authorize SURETY, in its sole discretion, to settle, compromise or release any claim of SURETY hereunder against any one or more of UNDERSIGNED individually, and UNDERSIGNED agree that such settlement, compromise or release shall not release or otherwise effect the liability of any of the remaining UNDERSIGNED to SURETY.

(E)	Failure of the SURETY to pursue any remedy against any one or more of the UNDERSIGNED shall not effect a release of or waiver of any right against any other of the UNDERSIGNED. Separate suits against one or more of the UNDERSIGNED may be brought hereunder, and the bringing of suit, or the recovery of judgment against one or more of the UNDERSIGNED upon any cause of action shall not prejudice or bar the bringing of suit or recovery of judgment on the same cause of action against any other of the UNDERSIGNED, or against any or all of the UNDERSIGNED upon other causes of action, whether theretofore or thereafter arising.

XIX—TERMINATION AND MODIFICATION

(A)	There shall be no waiver, modification or change of the terms of this AGREEMENT by any non-officer employee or agent of SURETY, or any broker of SURETY or PRINCIPAL, or any other PERSON without the written approval of an officer of SURETY and UNDERSIGNED.

(B)	This AGREEMENT may be terminated as to any UNDERSIGNED upon written notice given to SURETY by such UNDERSIGNED by registered or certified mail addressed to:

XL Specialty Insurance Company

300 East Lombard Street

Baltimore, Maryland 21202

(C)	Such termination shall not be effective until thirty (30) days after receipt of said written notice by SURETY.

(D)	Such termination shall not relieve any UNDERSIGNED from liability to SURETY arising out of or with respect to: (1) BOND(S) executed prior to such termination; (2) the renewal, substitution or extension of any BOND(S) executed prior to such termination; (3) maintenance, warranty or guarantee BOND(S) executed incidental to or to replace, substitute or supplement other BOND(S) executed prior to such termination; (4) BOND(S) executed upon award of a contract to principal for which SURETY executed bid BOND(S) or BID LETTERS prior to such termination.

(E)	Such termination shall not affect in any manner the liability of any UNDERSIGNED that has not given the notice required herein.

XX—SEVERABILITY AND PARTIAL EXECUTION

(A)	If any provision or provisions, or portion thereof, of this AGREEMENT shall be void or unenforceable under the laws of any jurisdiction governing its construction or enforceability, this AGREEMENT shall not be void or vitiated thereby, but shall be construed and enforced with the same effect as though such provision or provisions, or portion thereof were omitted.

(B)	In case any PERSON referred to anywhere in this AGREEMENT fails to execute the AGREEMENT, or in case the execution hereof by any of UNDERSIGNED shall be defective or invalid for any reason, such failure, defect or invalidity shall not in any manner affect the validity and enforceability of this AGREEMENT or the liability hereunder of any other of UNDERSIGNED, but each and every party so executing shall be and remain fully bound and liable hereunder to the same extent as if such failure, defect or invalidity had not existed.

XXI—FINANCIAL REPORTING AND WARRANTY OF FINANCIAL INFORMATION

(A)	To the extent that Principal is no longer a public reporting company making periodic filings with the Securities and Exchange Commission, UNDERSIGNED shall deliver to the SURETY within one hundred and twenty days (120 days) of the end of the fiscal year of the UNDERSIGNED (i) the consolidated and consolidating balance sheet of the UNDERSIGNED as of the end of the fiscal year of the UNDERSIGNED, and (ii) the related consolidated and consolidating statements of income and surplus and cash flows for such year, setting forth in comparative form with respect to such consolidated financial statements figures for the previous fiscal year, all in reasonable detail, together with (iii) the opinion of a nationally recognized independent public accountants, which opinion shall be in the form generally recognized as unqualified and shall state that such financial statements have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding fiscal year (except for changes, if any, which shall be specified in such opinion) and that the audit by such accountants in connection with the financial statement has been made in accordance with generally accepted auditing standards.

(B)	To the extent that Principal is no longer a public reporting company making periodic filings with the Securities and Exchange Commission, within sixty (60) days after the end of each of the first three quarterly accounting periods in each fiscal year, UNDERSIGNED shall deliver to the SURETY (i) the unaudited consolidated and consolidating balance sheet of the UNDERSIGNED at the end of the period, and (ii) the related unaudited consolidated and consolidating statements of income and surplus and cash flows for such period all in reasonable detail.

XXII—REPRESENTATIONS AND WARRANTIES

The UNDERSIGNED hereby makes the following representations and warranties to the SURETY on and as of the effective date of this AGREEMENT, and the SURETY shall be entitled to rely upon the truth, accuracy and completeness of the following representations and warranties without regard to any other information that may be now or hereafter known by or disclosed to the SURETY:

(A)	Existence. The UNDERSIGNED is a corporation, partnership, or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The UNDERSIGNED has all the requisite corporate or other power, and has all material governmental licenses, authorizations, consents, and approvals, including all necessary permits to own its assets and carry on its business as now being or as proposed to be conducted. The UNDERSIGNED is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could have a material adverse effect.

(B)	Action. The UNDERSIGNED has all necessary corporate or other power, authority or legal right to execute, deliver and perform UNDERSIGNED’S obligations under this AGREEMENT. The execution, delivery and performance of by the UNDERSIGNED of this AGREEMENT has been duly authorized by all necessary corporate or other action on the UNDERSIGNED’S part (including any required shareholder approvals). This AGREEMENT has been duly and validly executed and delivered by the UNDERSIGNED and constitutes when executed and delivered by the UNDERSIGNED a legal valid and binding obligation, enforceable against each UNDERSIGNED in accordance with its terms.

(C)	Approvals. Other than as specified in the section Intercreditor Agreement, no authorizations, approvals, or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities and exchange are necessary for the execution, delivery or performance by the UNDERSIGNED of this AGREEMENT or for the legality, validity or enforceability thereof. The execution, delivery and performance of this AGREEMENT will not (a) contravene any provision of law, any order of any court or other agency of government, or (b) contravene the organizational documents of any UNDERSIGNED or any indenture, agreement or other instrument binding upon any UNDERSIGNED, or (c ) be in conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument binding upon any UNDERSIGNED.

XXIII—APPLICABLE LAW AND JURISDICTION

The UNDERSIGNED hereby agrees that this AGREEMENT shall be deemed to have been executed in the State of New York and the rights and liabilities of the UNDERSIGNED shall be determined in accordance with and shall be governed by and interpreted under the laws of the State of New York without regard to principles of conflicts of laws, and shall further be liberally construed for SURETY’S benefit and to fully protect SURETY. For the benefit of the SURETY, and for the purposes of enforcing this AGREEMENT:

(A)	Each of the UNDERSIGNED hereby agrees to submit, at the SURETY’S sole option to the exclusive jurisdiction of the courts of the State of New York, including the United States District Court for the Southern District of New York, and shall take all appropriate actions in order that it shall be subject to such court’s jurisdiction, and that any judgment or order of a New York court made in this respect is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction; and

(B)	Without prejudice to and without limiting the effect of Clause 14(A) hereof, each of the UNDERSIGNED hereby further agrees to submit to the non-exclusive jurisdiction of the courts of any other jurisdiction in which:

1.	The SURETY may sustain or pay any loss for which any of the UNDERSIGNED may be liable hereunder; and/or

2.	SURETY may be sued or be subject to suit or arbitration as a consequence of having issued any Bond; and/or any assets of any UNDERSIGNED may be located,

And that any judgment or order of any such court made in this respect is conclusive and binding and may be enforced against it in the courts of any other jurisdiction; and

(C)	Each of the UNDERSIGNED hereby waives and agrees not to assert that it is not subject to the jurisdiction of any such court, that the jurisdiction or venue is an inconvenient forum or otherwise improper.

XXIV—SUPERSESSION

UNDERSIGNED WARRANT AND REPRESENT THAT THEY HAVE CAREFULLY READ THE ENTIRE AGREEMENT AND THAT THEY HAVE CONSULTED OR HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL AND SUCH OTHER EXPERTS AND ADVISORS AS THEY HAVE DEEMED NECESSARY AND THAT THEY ARE NOT RELYING ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT, OR INTERPRETATION OF ANY KIND MADE BY SURETY OR BY SURETY’S AGENTS OTHER THAN THOSE SET FORTH IN THIS AGREEMENT IN CONNECTION WITH THE EXECUTION, DELIVERY OR ENFORCEMENT OF THIS AGREEMENT.

XXIV—PARAGRAPH TITLES

Paragraph titles or captions contained in this AGREEMENT are descriptive only and shall not restrict or modify the terms of the AGREEMENT. In the event of any inconsistency between the paragraph titles or captions and terms of this AGREEMENT, the terms of this AGREEMENT shall control.

IN WITNESS WHEREOF, this AGREEMENT is executed by the parties to be effective on the day and date first set forth above.

ATTEST:	Integrated Electrical Services, Inc.:

/s/ Gail D. Makode	/s/ Robert W. Lewey
By: Gail D. Makode, Secretary	By: Robert W. Lewey (seal)
Title: Senior Vice President

ATTEST:

IES Properties, Inc.

IES Tangible Properties, Inc.

IES Purchasing & Materials, Inc.

IES Consolidation, LLC

IES Shared Services, Inc.

IES Operations Group, Inc.

ICS Holdings LLC

Integrated Electrical Finance, Inc.

Thomas Popp & Company

IES Commercial & Industrial, LLC

/s/ Gail D. Makode	/s/ Robert W. Lewey
By: Gail D. Makode, Secretary	Robert W. Lewey (seal)
Title: President

ATTEST:	IES Residential, Inc. IES Commercial, Inc. Key Electrical Supply, Inc. IES Renewable Energy, LLC

/s/ Gail D. Makode	/s/ Robert W. Lewey
By: Gail D. Makode, Secretary	Robert W. Lewey
Title: Vice President

ATTEST:	IES Subsidiary Holdings, Inc.

/s/ Gail D. Makode	/s/ Robert W. Lewey
By: Gail D. Makode, Secretary	Robert W. Lewey
Title: Chief Financial Officer

ATTEST:	IES Management Roo, LP By: ICS Holdings, LLC its General Partner

/s/ Gail D. Makode	/s/ Robert W. Lewey
By: Gail D. Makode, Secretary	By: Robert W. Lewey (seal)
Title: President

ATTEST:	IES Management LP BY: Integrated Electrical Services, Inc. its General Partner

/s/ Gail D. Makode	/s/ Robert W. Lewey
By: Gail D. Makode, Secretary	By: Robert W. Lewey (seal)
Title: Senior Vice President

FOR NOTARIAL ACKNOWLEDGEMENT OF PRINCIPAL/INDEMNITOR’S SIGNATURE

CORPORATE ACKNOWLEDGEMENT

State of:	Texas

County of:	Harris	ss:

On this 7th day of May in the year 2013 before me personally comes Robert W. Lewey to me known, who being by me duly sworn, deposes and says that he is the Senior Vice President of Integrated Electrical Services, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

(Signature of Notary Public)
My Commission expires:

State of:	Texas

County of:	Harris	ss:

On this 7th day of May in the year 2013, before me personally comes Robert W. Lewey, to me known, who being by me duly sworn, deposes and says that he is the President of IES Properties, Inc., IES Tangible Properties, Inc., IES Purchasing & Materials, Inc., IES Consolidation, LLC, IES Shared Services, Inc., IES Operations Group, Inc., ICS Holdings LLC, Integrated Electrical Finance, Inc., Thomas Popp & Company, IES Commercial & Industrial, LLC, the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporations; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporations, and that he signed his name thereto by like order.

(Signature of Notary Public)
My Commission expires:

State of:	Texas

County of:	Harris	ss:

On this 7th day of May in the year 2013, before me personally comes Robert W. Lewey, to me known, who being by me duly sworn, deposes and says that he is the Vice President of IES Residential, Inc., IES Commercial, Inc., Key Electrical Supply, Inc. and IES Renewable Energy, LLC, the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporations; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporations, and that he signed his name thereto by like order.

(Signature of Notary Public)
My Commission expires:

State of:	Texas

County of:	Harris	ss:

On this 7th day of May in the year 2013, before me personally comes Robert W. Lewey, to me known, who being by me duly sworn, deposes and says that he is the Chief Financial Officer of IES Subsidiary Holdings, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporations, and that he signed his name thereto by like order.

(Signature of Notary Public)
My Commission expires:

PARTNERSHIP ACKNOWLEDGEMENT

State of:	Texas

County of:	Harris	ss:

On this 7th day of May in the year 2013, before me personally comes Robert W. Lewey, a member of the partnership known as IES Management ROO, LP by ICS Holdings, LLC, its General Partner, to me known and known to me to be the person who is described in and who executed the foregoing instrument, and acknowledges to me that he executed the same as and for the act and deed of the said partnership.

(Signature of Notary Public)
My Commission expires:

State of:	Texas

County of:	Harris	ss:

On this 7th day of May in the year 2013, before me personally comes Robert W. Lewey, a member of the partnership known as IES Management, LP by Integrated Electrical Services, Inc. its General Partner, LLC to me known and known to me to be the person who is described in and who executed the foregoing instrument, and acknowledges to me that he executed the same as and for the act and deed of the said partnership.

(Signature of Notary Public)
My Commission expires: